EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Worldwide Energy & Manufacturing USA Inc. (the "Company") on Form 10-Q/A for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald DeCiccio, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2010	By:	/s/ GERALD DECICCIO
Gerald DeCiccio Chief Financial Officer